Exhibit 99.2
Friedman, Billings, Ramsey 2005 Investor Conference Steven F. Leer President and CEO Arch Coal, Inc. November 30, 2005 New York, NY Arch Coal, Inc. Growing Responsibly

Statements in this presentation which are not statements of historical fact are "forward-looking statements" within the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, Arch Coal, Inc. at the time this presentation was made. Although Arch Coal believes that the assumptions underlying such statements are reasonable, it can give no assurance that they will be attained. Factors that could cause actual results to differ materially from expectations include the risks detailed from time to time in the company's periodic and other reports filed with the Securities and Exchange Commission. Forward-looking information

Arch Coal Overview Second largest U.S. coal producer Leading position in all three major low-sulfur basins Reserve base totaling 3.7 billion tons Produces 100% low-sulfur coal Supplies roughly 13% of U.S. coal needs Provides source fuel for roughly 7% of U.S. electricity Operates large, modern mines in East and West Recognized leader in safety and environmental performance Source: ACI

Sources: Raymond James Economic growth around the world is putting pressure on energy markets

Emerging Asia is following the same trend line as the United States did ... 100 years ago China and U.S. per capita oil consumption Source: Energy Directions, Inc.

PRB Coal WBIT Coal CAPP Coal Crude Oil Natural Gas 0.88 1.71 2.4 9.78 12.07 Even at today's higher spot prices, coal remains a bargain vs. competing fuels Price per million BTUs FOB the mine (2006 delivery) or wellhead (January futures) (Coal prices as quoted in Coal Daily; NYMEX WTI crude oil and natural gas prices)

Economic growth will drive power demand and coal-fired utilization higher Aug. 04 Sept. 04 Oct. 04 Nov. 04 Dec. 04 Jan. 05 Feb. 05 March 05 April 05 May 05 June 05 July 05 Theoretical 0.85 0.85 0.85 0.85 0.85 0.85 0.85 0.85 0.85 0.85 0.85 0.85 Demonstrated 0.8 0.8 0.8 0.8 0.8 0.8 0.8 0.8 0.8 0.8 0.8 0.8 2004 0.77 0.73 0.68 0.69 0.76 0.76 0.74 0.71 0.64 0.66 0.77 0.8 Sources: EIA & ACI calculations Capacity factors at coal-fired power plants (by month, through July 2005) "Filling in troughs" during off-peak periods should boost coal demand by 100 mm tons Achieving 85% capacity factor adds another 65 mm tons Demonstrated achievable C.F. of 80%

But spare capacity at existing plants is only one source of new coal demand Source: Platts Announced capacity translates into another 290 mm tons of estimated annual coal consumption

Beyond electric generation: BTU conversion technologies could create new markets Source: ACI Potential to convert coal into pipeline- quality natural gas Technology in use around the world to convert coal into ultra-low-sulfur diesel and other transportation fuels Coal is the most likely source of hydrogen in a hydrogen-based economy Gasification Liquefaction Hydrogen

1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 U.S. coal production 612.7 560.9 602.5 598.6 610 654.6 684.9 697.2 670.2 781.1 829.7 823.8 838.1 782.1 895.9 883.6 890.3 918.8 950.3 980.7 1029.1 996 997.5 945.4 1041.4 1041.5 1072.8 1098 1126 1110 1083.7 1138.3 1105.4 1099.7 1111.4 Source: EIA & EEI Modest U.S. coal production growth has contributed to stronger market 1970s +37% 1980s +26% 1990s +13% 2000s +0% U.S. coal production is up an estimated 0.6% YTD in 2005, per EIA, vs. an est. 3.6% increase in electric generation, per EEI

Source: USGS/Platts Major supply shifts are underway in U.S. coal market Powder River Basin (421 mm) Western Bituminous (76 mm) Northern Appalachia (135 mm) Illinois Basin (91 mm) Central Appalachia (232 mm) Gulf Lignite (53 mm) Northern Lignite (30 mm) Four Corners (41 mm) Southern Appalachia (22 mm) 2004 Regional Production Producing Basin Tons (mm) Percent Powder River Basin +115.8 +38% Central Appalachia -55.6 -19% Northern Appalachia -19.5 -13% Illinois Basin -20.8 -19% Western Bituminous +4.5 +6% Producing Basin Tons (mm) Percent Gulf Lignite -3.6 -6% Four Corners +2.7 +7% Northern Lignite +0.9 +3% Southern Appalachia -2.8 -11% Other +0.1 +1% Change in Output by Region since 1997

Power plant stockpiles are at historic lows Sources: EIA, Platts & ACI estimates 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 Historical and estimated power plant stockpile levels at end of December (in days of supply) Arch estimates that coal-fired power plants will have 34 days of fuel supply at the end of December 2005, vs. a 52-day average for the preceding 15 years. (est.)

SO2 Allowance Values Increasing SO2 emissions allowance prices have raised the value of low-sulfur coal Note: November value is an Arch estimate based on actual transactions. The 11/18/05 indicated price was $1,300. Sources: Cantor Fitzgerald Market Price Index

Btu/lb. Avg. lbs. SO2 SO2 Cost/Ton (per mm Btu) ($1200 Allowance Price) Powder River Basin 8,800 0.8 $ 8.45 Western Bituminous 11,700 0.9 12.64 Central Appalachia 12,250 1.2 17.64 Northern Appalachia 12,750 3.8 58.14 Illinois Basin 11,200 4.5 60.48 Source: Platts, Air Daily and ACI calculations Increasing premium for low-sulfur coal greatly benefits Arch

Eastern utilities are eager to take more PRB coal, once rail service improves Power plants taking first PRB shipments in past 18 months

Railroad performance is expected to improve markedly



Buckskin
Kiewit
Rawhide
Peabody
Dryfork
Western Fuels
Eagle Butte
Foundation
Wyodak
Western Fuels
Caballo
Peabody
Belle Ayr
Foundation
Cordero-Rojo
Kennecott
Coal Creek (idle)
Arch Coal
Jacobs Ranch
Kennecott
Black Thunder
Arch Coal
North Antelope / Rochelle
Peabody
Antelope
Kennecott

- Western rails have facilitated doubling in joint line capacity since 1992
- Maintenance efforts under way to effectively rebuild infrastructure
- BNSF has allocated $300 mm for track expansion in 2006-2008
- Third main track to be added on 15-mile section of joint line
- UP investing in its main corridor through Nebraska
- CANAC has been retained to recommend how to take joint line to 450 mm tons of capacity

Source: ACI

Compliance Low Sulfur High Sulfur Reserves 0.74 0.11 0.15 Arch has a unique mix of eastern and western low-sulfur reserves Source: ACI Roughly 75% of Arch's 3.7-billion-ton reserve base is compliance quality PRB (2,133) Compliance Low Sulfur Reserves 0.96 0.04 2785 105 Compliance Low Sulfur Reserves 0.98 0.02 High Sulfur Reserves 1 Compliance Low Sulfur High Sulfur Reserves 0.29 0.62 0.09 WBIT (481) ILB (257) CAPP (827) Reserves by region (in mm tons)

Arch has a top three position in each of nation's principal low-sulfur basins Powder River Basin Central Appalachia Production in mm tons (2004) Western Bituminous Note: ACI data reflects pro forma sales volume for FY04 Sources: MSHA/Platts & ACI Arch Peabody Kennecott Production 89.5 115.8 119 Pacificorp Peabody Arch Production 9 10.1 18.8 Consol Arch Massey Production 11 29.9 39.2

CAPP PRB Western Bituminous Productivity in tons per employee-shift in 2004 Arch's large, modern mines are among the industry's most productive Industry Avg. Arch Coal Industry Avg. Arch Coal Industry Avg. Arch Coal Source: MSHA/Platts +27% +32% +9%

Arch is in the process of restructuring its Central Appalachian position Restructuring creates value in several ways Gives Arch flexibility to monetize select assets Strengthens balance sheet substantially Consistent with broader capital allocation plans Arch is retaining a core group of assets in CAPP Mountain Laurel/Spruce will be centerpiece Expected rebound in sales volume by 2008 Source: ACI

12/31/2000 12/31/2002 12/30/2004 9/30/2005 Competitor #1 Competitor #2 Arch Coal Competitor #3 legacy liabilities 2786 1786 723 379 Legacy liabilities are defined as OPEBs, reclamation, workers compensation and accrued pension Total Debt as Percentage of Capitalization Legacy Liabilities of Largest U.S. Coal Companies at 12/31/04 (in mm) Arch already has one of the industry's strongest balance sheets Source: SEC filings, compiled by ACI

Arch has a robust portfolio of planned and future expansion projects Development of Mountaineer II longwall mine Development of Spruce surface mine Development of North Lease at Skyline complex in Utah Eventual development of Coal Creek mine in Powder River Basin of Wyoming Eventual development of small-scale surface mine in Carbon Basin of southern Wyoming Identified projects would boost wholly owned production by 15 mm tpy, even after CAPP restructuring Source: ACI

Arch is layering in new contracts while maintaining exposure to market dynamics Source: ACI Unpriced tons (in millions, at 9/30/05) 2006 2007 2008 Committed/Priced 30 65 95 Committed/Unpriced Uncommitted/Unpriced 25-35 60-70 90-100

Percent change in spot prices by basin Based on marker prices quoted in Coal Daily (11/18/05) Arch's average per-ton realization by basin vs. current spot price ** At current S02 allowance prices, Black Thunder coal receives $2 premium vs. benchmark Operating Region Tons Sold Per-Ton Realization Spot Prices per Ton (2004 in mm) (Q3 2005) (2006 delivery) Powder River Basin 89.5* $8.31 $15.50** Western Bituminous 18.8 $20.47 $39.55-$41.05 Central Appalachia 29.9 $43.53 $56.00-$62.00 * Pro forma w/ North Rochelle

Arch is building a small but strategic portfolio of technology projects Coal Liquefaction Sources: ACI Option/operating agreement with DKRW Recently announced transaction with KFX Coal Beneficiation Mercury Controls Investment in ADA-ES

Key drivers for future value creation Vast majority of Arch's production resets to market- based pricing over the next three years Perceived value of a Btu is climbing U.S. coal consumption continues to exceed production Rapid growth and supply constraints in China and India are putting pressure on world coal markets Arch is pursuing a number of highly attractive organic growth opportunities New coal-based technologies hold promise for future Source: ACI